================================================================================
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
================================================================================

          MANULIFE FINANCIAL                           VENTURE

--------------------------------------------------------------------------------
Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany Application. Please make chack payable to MANULIFE NORTH AMERICA (the "Company") and address to: P.O. BOX 9230, BOSTON, MA 02205-9230. 800-344-1029
================================================================================
1. ACCOUNT REGISTRATION (Please Print)
================================================================================

Owner (Applicant-Must be completed)

Name*     _________________________________________________________
          First               Middle                        Last
Address   _________________________________________________________
          Street
          _________________________________________________________
          City                State                         Zip
Sex  [ ]M    [ ]F                    Date of Birth ________________
                                                   Month  Day  Year
Daytime Phone Number: (  )____________________

__________________________ or _____________________
  Social Security Number          Tax ID Number

Client Brokerage Acct. #:__________________________

================================================================================

Co-Owner (Complete if applicable)

Name*     _________________________________________________________
          First               Middle                        Last
Sex  [ ]M    [ ]F                    Date of Birth ________________
                                                   Month  Day  Year
__________________________ or _____________________
  Social Security Number          Tax ID Number

================================================================================
Annuitant (If different from Owner)

Name*     _________________________________________________________
          First               Middle                        Last
Address   _________________________________________________________
          Street
          _________________________________________________________
          City                State                         Zip
Sex  [ ]M    [ ]F                    Date of Birth ________________
                                                   Month  Day  Year
__________________________
  Social Security Number

================================================================================
Co-Annuitant (Complete if applicable)

Name*     _________________________________________________________
          First               Middle                        Last
Sex  [ ]M    [ ]F                    Date of Birth ________________
                                                   Month  Day  Year
Daytime Phone Number: (  )____________________

__________________________
  Social Security Number

================================================================================
Group Holder (NJ, PA, SC, TX, WA Only)
In certain states, certificates are issued under a Master Group contract.

Name____________________________________  Venture Trust______________________


================================================================================
2. INVESTMENT ALLOCATION
================================================================================

$___________ Allocate payment with application as indicated below (must total 100%) (Minimum initial payment of $2,000 qualified; $5,000 non-qualified):

Payment Method:     [ ] Check      [ ] Wire  [ ] 1035 Exchange
                    [ ] Transfer/Rollover    [ ] Other _________

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)
____ % T. Rowe Price Science & Technology (016)
____ % Founders Int'l Small Cap (006)
____ % Warburg Pincus Emerging Small Company(020)
____ % Pilgrim Baxter Growth (022)
____ % Fred Alger Small/Mid Cap (011)
____ % Rowe Price-Fleming Int'l Stock (024)
____ % Founders Worldwide Growth (026)
____ % Morgan Stanley Global Equity (009)
____ % Rosenberg Small Company Value (119)
____ % Fidelity Equity (001)
____ % Founders Growth (005)
____ % Manufacturers Adviser Quant Equity (065)
____ % T. Rowe Price Blue Chip Growth (012)
____ % Manufacturers Adviser Real Estate Securities (068)
____ % Miller Anderson Value (066)
____ % J.P. Morgan Int'l Growth & Income (013)
____ % Wellington Management Growth & Income (017)
____ % T. Rowe Price Equity-Income (007)
____ % Founders Balanced (071)
____ % Fidelity Aggr Asset Alloc (004)
____ % Miller Anderson High Yield (076)
____ % Fidelity Mod Asset Alloc (003)
____ % Fidelity Cons Asset Alloc (002)
____ % Salomon Brothers Strategic Bond (015)
____ % Oechsle Global Gov't Bond (010)
____ % Manufacturers Adviser Capital Growth Bond (080)
____ % Wellington Management Inv Quality Bond (018)
____ % Salomon Brothers U.S. Gov't Securities (014)
____ % Manufacturers Adviser Money Market (019)


Lifestyle Portfolios
____ % Cons 280 (179)    ____ % Mod 460 (180)
____ % Bal 640 (181)     ____ % Growth 820 (182)
____ % Aggr 1000 (183)

Fixed Accounts
____ % 1 Yr (021/028)    ____ % 3 Yr (023/029)
____ % 5 Yr (025)(1)      ____ % 6 Yr (030)(2)
____ % 7 Yr (027)(1)

----------
(1) not available in MD, OR.
(2) available only in MD, OR.

--------------------------------------------------------------------------------
VENTURE.APP.009.98      *Unless subsequently changed in accordance         12/98
                         with terms of Contract issued.

================================================================================
3.   BENEFICIARIES (Enclose signed letter if more information is required.)
================================================================================

Name* __________________________________  Date of Birth ___________   __________
    First  Middle  Last  Relationship  %              Month Day Year  Social
                                                                      Security
                                                                      Number

Name* __________________________________  Date of Birth ___________   __________
    First  Middle  Last  Relationship  %              Month Day Year  Social
                                                                      Security
                                                                      Number

Contingent Beneficiary
Name* __________________________________  Date of Birth ___________   __________
    First  Middle  Last  Relationship                Month Day Year  Social
                                                                      Security
                                                                      Number
================================================================================
4.   RIDERS (Optional)
================================================================================
[ ]  No   [ ]  Yes  GRIP (GUARANTEED RETIREMENT INCOME PROGRAM) Not available in all states.
(Irrevocable)       Do you choose to elect the Guaranteed Retirement Income
                    Program (GRIP) benefit?
                    If "Yes," there is an additional 0.25% annual fee, charged on each contract anniversary. See prospectus for details.
================================================================================
5.   PLAN SPECIFICS (Must be completed)
================================================================================

Type of Plan:  [ ]  Non-Qualified (minimum $5,000)         [ ]1035 Exchange, Cost Basis $_______

Qualified      [ ] IRA Tax Year __     [ ] Simple IRA      [ ] Keogh (HR-10)              [ ] 401(k)          [ ] Profit Sharing
(minimum       [ ] IRA Rollover        [ ] SEP IRA         [ ] 403(b) Check if ERISA      [ ] 457             [ ] Other____
$2,000)        [ ] IRA Transfer        [ ] Roth IRA        [ ] Money Purchase             [ ] Defined Benefit

--------------------------------------------------------------------------------
[ ] No    [ ] Yes   Has Annuitant or applicant(s) any existing annuities or
                    insurance
--------------------------------------------------------------------------------
[ ] No    [ ] Yes   Will the purchase of this Annuity replace or change any
                    other insurance or annuity?
                    If "Yes," state company and contract number in Remarks,
                    and attach replacement forms.
                    If 1035 exchange, or any other transfer of assets, attach
                    original of exchange form or letter.
--------------------------------------------------------------------------------
Remarks:

================================================================================
6. SIGNATURES (All participants must sign application, including Irrevocable Beneficiary, if designated.)
================================================================================
NOTICE TO APPLICANT: FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
FOR NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an insurance policy is subject to criminal and civil penalties. FOR OHIO, KENTUCKY, PENNSYLVANIA, NEW MEXICO AND ARKANSAS RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application or submits a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties.

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representa-tions made in this application. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract Date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2).

I/WE ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

_______________________________________________________________________________
Signed in (State) Date Signed Signature of Owner/Applicant Signature of Co-Owner

_______________________________________________________________________________
Signature of Annuitant       Signature of Co-Annuitant   Signature of
(if different from Owner)  (if different from Co-Owner)  Irrevocable Beneficiary
                                                         (if designated)

STATEMENT OF AGENT:
A. [ ] No  [ ] Yes        Will this contract replace or change any existing life
                          insurance or annuity in this or any other company?
                          If "Yes," please explain under Remarks.

B. [ ] Plan T [ ] Plan NT (Default is as defined in Selling Agreement)
C. I certify I am authorized and qualified to discuss the Contract herein applied for.

_______________________________________________________________________________
Signature of Agent            Print Full Name                    Name of Firm

_______________________________________________________________________________
Agent Number   Agent Phone Number  State License ID Number  Date of Prospectus

--------------------------------------------------------------------------------
VENTURE.APP.009.98      *Unless subsequently changed in accordance         12/98
                         with terms of Contract issued.

--------------------------------------------------------------------------------
Initial below each VENTURE service option you wish to elect.
================================================================================
GUARANTEE PLUS PROGRAM (MINIMUM PAYMENT $5,000)
================================================================================
OWNER PLEASE INITIAL HERE _________________.

The Company will allocate a portion of the payment with this application to the 7-year Fixed Account, (6 years in some states) such that, at the end of the 7-year period, the account will have grown to an amount at least equal to the total payment. The remaining balance will be allocated proportionately according to the investment selections on the application, which should total 100% excluding the amount allocated to the 7-year Fixed Account.

================================================================================
CHECK PLUS-AUTOMATIC PURCHASE*
================================================================================
OWNER PLEASE INITIAL HERE _____________.

I authorize the Company to collect $       (minimum $30) starting the month of
       by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (PLEASE ATTACH A VOIDED CHECK/WITHDRAWAL SLIP.)

================================================================================
DOLLAR COST AVERAGING* (MINIMUM PAYMENT $6,000)
================================================================================
OWNER PLEASE INITIAL HERE ____________.

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all vari-able and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly. Please make first transfer on ____/____/____ (mm/dd/yy).

Source Fund              Destination                     Fund Amount
______________________   ______________________________  $_____________________
______________________   ______________________________  $_____________________
______________________   ______________________________  $_____________________
______________________   ______________________________  $_____________________
______________________   ______________________________  $_____________________

================================================================================
INCOME PLAN* (MINIMUM PAYMENT $12,,000)
================================================================================
OWNER PLEASE INITIAL HERE __________.

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicat-ed on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

     From: _________________________________________ $ ________________________
     From: _________________________________________ $ ________________________
     From: _________________________________________ $ ________________________
     From: _________________________________________ $ ________________________
     From: _________________________________________ $ ________________________

Please indicate frequency:
     [ ] Monthly or [ ] Quarterly (January, April, July and October) Day of Withdrawal: [ ] 1st [ ] 7th [ ] 16th or [ ] 26th
     Please [ ] Withhold  [ ] Do not withhold Federal Income Taxes

[ ] I wish to utilize Electronic Funds Transfer in the processing of my Income Plan. PLEASE ATTACH A VOIDED CHECK.

Or, if different from owner, make check payable to:
_______________________________________________________________________________
First               Middle                        Last
_______________________________________________________________________________
Street              City                     State               Zip
(Please allow 7 business days for receipt of check.)

________________________________________________________________________________

VENTURE.APP.009.98      *Unless subsequently changed in accordance         12/98
                         with terms of Contract issued.

Initial below each VENTURE service option you wish to elect.
================================================================================
TELEPHONE TRANSFER AUTHORIZATION
================================================================================
OWNER PLEASE INITIAL HERE ________.

I authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

================================================================================
TELEPHONE WITHDRAWAL AUTHORIZATION
================================================================================
OWNER PLEASE INITIAL HERE ________.

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.
================================================================================
AUTOMATIC REBALANCING
================================================================================
OWNER PLEASE INITIAL HERE ________.

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligi-ble portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:

[ ] Quarterly  [ ] Semi-Annually (June & December)     [ ] Annually (December)

ASSET ALLOCATIONS (must total 100%):

____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)
____ % T. Rowe Price Science & Technology (016)
____ % Founders Int'l Small Cap (006)
____ % Warburg Pincus Emerging Small Company (020)
____ % Pilgrim Baxter Growth (022)
____ % Fred Alger Small/Mid Cap (011)
____ % Rowe Price-Fleming Int'l Stock (024)
____ % Founders Worldwide Growth (026)
____ % Morgan Stanley Global Equity (009)
____ % Rosenberg Small Company Value (119)
____ % Fidelity Equity (001)
____ % Founders Growth (005)
____ % Manufacturers Adviser Quant Equity (065)
____ % T. Rowe Price Blue Chip Growth (012)
____ % Manufacturers Adviser Real Estate Securities (068)
____ % Miller Anderson Value (066)
____ % J.P. Morgan Int'l Growth & Income (013)
____ % Wellington Management Growth & Income (017)
____ % T. Rowe Price Equity-Income (007)
____ % Founders Balanced (071)
____ % Fidelity Aggr Asset Alloc (004)
____ % Miller Anderson High Yield (076)
____ % Fidelity Mod Asset Alloc (003)
____ % Fidelity Cons Asset Alloc (002)
____ % Salomon Brothers Strategic Bond (015)
____ % Oechsle Global Gov't Bond (010)
____ % Manufacturers Adviser Capital Growth Bond (080)
____ % Wellington Management Inv Quality Bond (018)
____ % Salomon Brothers U.S. Gov't Securities (014)
____ % Manufacturers Adviser Money Market (019)

LIFESTYLE PORTFOLIOS
____ % Cons 280 (179)    ____ % Mod 460 (180)
____ % Bal 640 (181)     ____ % Growth 820 (182)
____ % Aggr 1000 (183)

________________________________________________________________________________

VENTURE.APP.009.98      *Unless subsequently changed in accordance         12/98
                         with terms of Contract issued.